For Ministry Use Only                   |   Ontario  Corporation  Number |
A  I'usage  exclusif  du  ministere           | Numero de la societe en Ontario|
                                              |             1348061            |
                                              ----------------------------------
Ministry of                     Ministere de
Consumer and                    la Consommation
Commercial Relations            et du Commerce
CERTIFICATE                     CERTIFICAT
This is to certify that these   Ceci certifie que les presents
Articles are effective on       statuts entrent en vigueur le
                   APRIL 01  AVRIL, 1999
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
               /s/
                   Director / Directeur
 Business Corporations Act / Loi sur les societes par actions

________________________________________________________________________________
                            ARTICLES OF AMALGAMATION
                                STATUTS DE FUSION

                        Form 4 Business Corporations Act

                  Formule 4 Loi sur les societes par actions


1.  The name of the amalgamated corporation is:
    Denomination sociale de la societe issue de la fusion:

    S T O R M I N   R E S O U R C E S   L I M I T E D

2.   The address of the registered office is:     Adresse  du  siege  social:

     8  King  Street  East,  Suite  1800
--------------------------------------------------------------------------------
   (Street & Number, or R.R. Number & if Multi-Office Building give Room No.) (Rue et numero de la R.R. et, s'il s'agit d'un edifice a bureaux, numero du bureau.)

    Toronto,  Ontario                                              M 5 C 1 B 5
--------------------------------------------------------------------------------
          (Name  of  Municipality  or  Post  Office)             (Postal Code)
     (Nom  de  la  municipalite ou  du  bureau  de poste)        (Code postal)



3.   Number (or minimum and maximum number)      Nombre (ou nombres minimal et
     of directors  is:                           maximal)  d'administrateurs:
     Minimum  -  three
     Maximum  -  ten

4.   The director(s) is/are:

First name, initials and surname     Residence address, giving Street & No. or R.R. No.,      Resident
Prenom, initiales et nom de famille  municipality and postal code                             Canadian
                                     Adresse personnelle, y compris la rue et le numero, le   State
                                     numero de la R.R., le nom de la municipalite et le code  Yes or No
                                     postal                                                   Resident
                                                                                              canadien
                                                                                              Qui/Non
-----------------------------------  -------------------------------------------------------  ---------
Harry J. Hodge                       18 LaRose Avenue                                         Yes
                                     Etobicoke ON M9P lA5
Frederick C. Knight                  Suite 1407 - 110 Bloor Street West                       Yes
                                     Toronto, On M5S 2W7
Michael W. Manley                    52 Roxborough Drive                                      Yes
                                     Toronto, On M4W 1X1
Hubert J. Mockler                    46 Rose Park Crescent                                    Yes
                                     Toronto, ON M4T 1P9

5. (A) The amalgamation agreement has been duly adopted by the shareholders of each of the amalgamating corporations as required by subsection 176
          (4)  of  the  Business  Corporations  Act  on  the date set out below.

     (A) Les actionnaires de chaque societe qui fusionne ont dument adopt la convention de fusion conformement au paragraphe 176 (4) de la Loi sur les societes par actions a la date mentionnee ci-dessous.

                                      [_]
                                      / \
                            Check             Cocher
                            A or B            A or B
                                      \ /
                                      [X]

     (B) The amalgamation has been approved by the directors of each amalgamating corporation by a resolution as required by section 177 of the Business Corporations Act on the date set out below. The articles of amalgamation in substance contain the provisions of the articles of incorporation of Storimin Resources Limited and are more particularly set out in these articles.

     (B) Les administrateurs de chaque societe qui fusionne ont approuve la fusion par voie de rosolution conformement a l'article 177 de la Loi sur les societes par actions a la date mentionnee ci-dessous. Les statuts de fusion reprennent essentieliement les dispositions des statuts constitutifs de et sont enonces texrueliement aux presents statuts.

Names of amalgamating     Ontario Corporation Number  Date of Adoption/Approval
corporations              Numero de la societe en     Date d'adoption ou d'approbation
Denomination sociale des  Ontario
societes qui fusionnent
------------------------  --------------------------  --------------------------------

Storimin Resources                           1320430  March 29, 1999
   Limited

Old Trafford Capital                          668012  March 29, 1999
   Corporation

Stamswiss Investments                         843610  March 29, 1999
   Inc.

1345969 Ontario                              1345969  March 29, 1999
   Limited

     6. Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise.

          Limites, s'il y a lieu, imposees aux activites commerciales ou aux pouvoirs de la societe.

     None

     7. The classes and any maximum number of shares that the corporation is authorized to issue:

          Catogories et nombre maximal, sil y a lieu, d'actions que la societe est autorisee a emettre:

     An  unlimited  number  of  common  shares

     8. Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which is to be issued in series:

          Droits, privileges, restrictions et conditions, s'il y a lieu. rattaches a chaque categorie d'actions et pouvoirs des administrateurs relatifs a chaque categorie d'actions qui peut etre emise en serie:


     (a)  to  vote  at  all  meetings  of  shareholders;

     (b) to receive dividends as and when declared by the directors of the Corporation; and

     (c)  to receive the remaining property of the Corporation upon dissolution.

     9. The issue, transfer or ownership of shares /is not restricted and the restrictions (if any) are as follows:

          L'emission, le transfert ou la propriete d'actions est/n est pas restreint. Les restrictions, s'il y a lieu, sont les suivantes:

          None



     10.  Other  provisions,  if  any,  are:

          Autres  dispositions,  s'il  y  a  lieu:

          The directors of the Corporation may, without authorization of the shareholders of the Corporation,


          (i)  borrow  upon  the  credit  of  the  Corporation;
          (ii) issue,  re-issue,  sell  or  pledge  debt  obligations  of  the
               Corporation
          (iii)give  a  guarantee  on  behalf  of  the   Corporation  to  secure
               performance  of  an  obligation  of  any  person;  and

          (iv) mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Corporation, owned or subsequently acquired, to secure any obligation of the Corporation.

          The directors may be resolution delegate any one or all of the powers referred to in this clause to a director, a committee of directors or an officer of the Corporation.



     11. The statements required by subsection 178(2) of the Business Corporations Act are attached as Schedule "A".

          Les declarations exigees aux termes du paragraphe 178(2) de la Loi sur les societes par actions constituent l'annexe "A":

     12. A copy of the amalgamation agreement or directors resolutions (as the case may be) is/are attached as Schedule "B".

          Une copie de la convention de fusion ou les resolutions des administrateurs (selon le cas) constitue(nt) l'annexe "B".

     These  articles  are  signed  in  duplicate.

     Les  presents  statuts  sont  signe's  en  double  exemplaire.



       ----------------------------------------------------------------
       Names of the amalgamating corporations and signatures and descriptions of office of their proper officers

       Denomination sociale des societes qui fusionnent, signature et fonction de leurs dirigeants regulierement designes.
       ----------------------------------------------------------------


STORIMIN  RESOURCES  LIMITED

Per:  /s/ France Crawford
----------------------------------------
        France Crawford, Secretary

OLD  TRAFFORD  CAPITAL  CORPORATION

Per:  /s/ France Crawford
----------------------------------------
        France Crawford, Secretary

STAMSWISS  INVESTMENTS  INC.

Per:  /s/ France Crawford
----------------------------------------
        France Crawford, Secretary

1345969  ONTARIO  LIMITED

Per:  /s/ France Crawford
----------------------------------------
        France Crawford, Secretary

                                  SCHEDULE "A"



                           STORIMIN RESOURCES LIMITED

                     STATEMENT REQUIRED BY SUBSECTION 178(2)
                    OF THE BUSINESS CORPORATIONS ACT, ONTARIO



          I, France Crawford, the Secretary of Storimin Resources Limited, do hereby state and affirm that there are reasonable grounds for believing that:

          (a) each of Storimin Resources Limited, Old Trafford Capital Corporation, Stamswiss Investments Inc., and 1345969 Ontario Limited is, and the corporation formed by the amalgamation of the said four corporations will be, able to pay its liabilities as they become due;

          (b) the realizable value of the amalgamated corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes; and

          (c) no creditor of either Storimin Resources Limited, Old Trafford Capital Corporation, Stamswiss Investments Inc., or 1345969 Ontario Limited will be prejudiced by the amalgamation.


DATED this 29th day of March 1999.



                                                /s/ France  Crawford
                                                --------------------------
                                                France  Crawford

                                  SCHEDULE "A"



                        OLD TRAFFORD CAPITAL CORPORATION

                     STATEMENT REQUIRED BY SUBSECTION 178(2)
                    OF THE BUSINESS CORPORATIONS ACT, ONTARIO



          I, France Crawford, the Secretary of Old Trafford Capital Corporation, do hereby state and affirm that there are reasonable grounds for believing that:

          (a) each of Old Trafford Capital Corporation, Storimin Resources Limited, Stamswiss Investments Inc., and 1345969 Ontario Limited is, and the corporation formed by the amalgamation of the said four corporations will be, able to pay its liabilities as they become due;

          (b) the realizable value of the amalgamated corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes; and

          (c) no creditor of either Old Trafford Capital Corporation, Storimin Resources Limited, Stamswiss Investments Inc., or 1345969 Ontario Limited will be prejudiced by the amalgamation.



DATED this 29th day of March 1999.



                                                /s/  France  Crawford
                                                --------------------------
                                                France  Crawford

                                  SCHEDULE "A"



                           STAMSWISS INVESTMENTS INC.

                     STATEMENT REQUIRED BY SUBSECTION 178(2)
                    OF THE BUSINESS CORPORATIONS ACT, ONTARIO



          I, France Crawford, the Secretary of Stamswiss Investments Inc., do hereby state and affirm that there are reasonable grounds for believing that:

          (a) each of Stamswiss Investments Inc., Old Trafford Capital Corporation, Storimin Resources Limited, and 1345969 Ontario Limited, is, and the corporation formed by the amalgamation of the said four corporations will be, able to pay its liabilities as they become due;

          (b) the realizable value of the amalgamated corporation s assets will not be less than the aggregate of its liabilities and stated capital of all classes; and

          (c) no creditor of either Stamswiss Investments Inc., Old Trafford Capital Corporation, Storimin Resources Limited, or 1345969
               Ontario  Limited  will  be  prejudiced  by  the  amalgamation.



DATED this 29th day of March 1999.



                                                /s/  France  Crawford
                                                --------------------------
                                                France  Crawford

                                  SCHEDULE "A"



                             1345969 ONTARIO LIMITED

                     STATEMENT REQUIRED BY SUBSECTION 178(2)
                    OF THE BUSINESS CORPORATIONS ACT, ONTARIO



          I, France Crawford, the Secretary of 1345969 Ontario Limited, do hereby state and affirm that there are reasonable grounds for believing that:

          (a) each of 1345969 Ontario Limited, Stamswiss Investments Inc., Old Trafford Capital Corporation, and Storimin Resources Limited, is, and the corporation formed by the amalgamation of the said four corporations will be, able to pay its liabilities as they become due;

          (b) the realizable value of the amalgamated corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes; and

          (c) no creditor of either 1345969 Ontario Limited, Stamswiss Investments Inc., Old Trafford Capital Corporation, or Storimin Resources Limited, will be prejudiced by the amalgamation.



DATED this 29th day of March 1999.



                                                /s/  France  Crawford
                                                --------------------------
                                                France  Crawford

                                  SCHEDULE "B"

                      RESOLUTION OF THE BOARD OF DIRECTORS

                          OF STORIMIN RESOURCES LIMITED


WHEREAS Old Trafford Capital Corporation ("Old Trafford"), Stamswiss Investments Inc. ("Stamswiss"), and 1345969 Ontario Limited ("1345969") are wholly-owned subsidiaries of Storimin Resources Limited (the "Corporation");

AND WHEREAS the Corporation has decided to amalgamate with Old Trafford, Stamswiss, and 1345969 pursuant to subsection 177(2) of the Business Corporations Act, Ontario;

UPON  MOTION  duly made, seconded and carried unanimously, IT WAS RESOLVED THAT:

1. the amalgamation of the Corporation, Old Trafford, Stamswiss, and 1345969 pursuant to subsection 177(2) of the Business Corporations Act, Ontario, be and the same is hereby approved;

2. the articles of amalgamation of the amalgamated corporation shall be the same as the articles of incorporation of the Corporation;

3. no securities shall be issued by the amalgamated corporation in connection with the amalgamation; and

4. any one director or officer of the Corporation, be and such one director or officer is hereby authorized to do all acts and things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing.

          The undersigned Secretary of Storimin Resources Limited hereby certifies that the foregoing is a true and complete copy of a resolution of the directors of the said corporation which was duly passed by all of the directors of the said corporation pursuant to subsection 129(1) of the Business Corporations Act, Ontario.

Dated this 29th day of March 1999.



                                                /s/  France  Crawford
                                                --------------------------
                                                France  Crawford

                                  SCHEDULE "B"

                      RESOLUTION OF THE BOARD OF DIRECTORS

                       OF OLD TRAFFORD CAPITAL CORPORATION


WHEREAS Old Trafford Capital Corporation (the "Corporation"), is a wholly-owned subsidiary of, and has decided to amalgamate with, Storimin Resources Limited ("Storimin") pursuant to subsection 177(2) of the Business Corporations Act, Ontario;

UPON  MOTION  duly made, seconded and carried unanimously, IT WAS RESOLVED THAT:

1. the amalgamation of the Corporation and Storimin pursuant to subsection 177(2) of the Business Corporations Act, Ontario, be and the same is hereby approved;

2. upon the endorsement of a certificate of amalgamation pursuant to subsection 178(4) of the Business Corporations Act, Ontario, all shares of the capital of the Corporation, including all shares which have been issued and are outstanding at the date hereof, be and the same are hereby cancelled without any repayment of capital in respect thereof;

3. the articles of amalgamation of the amalgamated corporation shall be the same as the articles of incorporation of Storimin;

4. no securities shall be issued by the amalgamated corporation in connection with the amalgamation; and

4. any one director or officer of the Corporation, be and such one director or officer is hereby authorized to do all acts and things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing.

          The undersigned Secretary of Old Trafford Capital Corporation hereby certifies that the foregoing is a true and complete copy of a resolution of the directors of the said corporation which was duly passed by all of the directors of the said corporation pursuant to subsection 129(1) of the Business Corporations Act, Ontario.

Dated this 29th day of March 1999.



                                                /s/  France  Crawford
                                                --------------------------
                                                France  Crawford

                                  SCHEDULE "B"

                      RESOLUTION OF THE BOARD OF DIRECTORS
                                       OF
                           STAMSWISS INVESTMENTS INC.

WHEREAS Stamswiss Investments Inc. (the "Corporation"), is a wholly-owned subsidiary of, and has decided to amalgamate with, Storimin Resources Limited ("Storimin") pursuant to subsection 177(2) of the Business Corporations Act, Ontario;

UPON  MOTION  duly made, seconded and carried unanimously, IT WAS RESOLVED THAT:

1. the amalgamation of the Corporation and Storimin pursuant to subsection 177(2) of the Business Corporations Act, Ontario, be and the same is hereby approved;

2. upon the endorsement of a certificate of amalgamation pursuant to subsection 178(4) of the Business Corporations Act, Ontario, all shares of the capital of the Corporation, including all shares which have been issued and are outstanding at the date hereof, be and the same are hereby cancelled without any repayment of capital in respect thereof;

3. the articles of amalgamation of the amalgamated corporation shall be the same as the articles of incorporation of Storimin;

4. no securities shall be issued by the amalgamated corporation in connection with the amalgamation; and

4. any one director or officer of the Corporation, be and such one director or officer is hereby authorized to do all acts and things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing.

          The undersigned Secretary of Stamswiss Investments Inc. hereby certifies that the foregoing is a true and complete copy of a resolution of the directors of the said corporation which was duly passed by all of the directors of the said corporation pursuant ot subsection 129(1) of the Business Corporations Act, Ontario.

Dated this 29th day of March 1999.



                                                /s/  France  Crawford
                                                --------------------------
                                                France  Crawford

                                  SCHEDULE "B"

                      RESOLUTION OF THE BOARD OF DIRECTORS
                                       OF
                             1345969 ONTARIO LIMITED

WHEREAS 1345969 Ontario Limited (the "Corporation"), is a wholly-owned subsidiary of, and has decided to amalgamate with, Storimin Resources Limited ("Storimin") pursuant to subsection 177(2) of the Business Corporations Act, Ontario;

UPON  MOTION  duly made, seconded and carried unanimously, IT WAS RESOLVED THAT:

1. the amalgamation of the Corporation and Storimin pursuant to subsection 177(2) of the Business Corporations Act, Ontario, be and the same is hereby approved;

2. upon the endorsement of a certificate of amalgamation pursuant to subsection 178(4) of the Business Corporations Act, Ontario, all shares of the capital of the Corporation, including all shares which have been issued and are outstanding at the date hereof, be and the same are hereby cancelled without any repayment of capital in respect thereof;

3. the articles of amalgamation of the amalgamated corporation shall be the same as the articles of incorporation of Storimin;

4. no securities shall be issued by the amalgamated corporation in connection with the amalgamation; and

4. any one director or officer of the Corporation, be and such one director or officer is hereby authorized to do all acts and things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing.

          The undersigned Secretary of 1345969 Ontario Limited hereby certifies that the foregoing is a true and complete copy of a resolution of the directors of the said corporation which was duly passed by all of the directors of the said corporation pursuant ot subsection 129(1) of the Business Corporations Act, Ontario.

Dated this 29th day of March 1999.



                                                /s/  France  Crawford
                                                --------------------------
                                                France  Crawford